NASDAQ INTERNATIONAL DIVIDEND ACHIEVERS INDEX TRUST, SERIES 9
(SMART TRUST 266)

Smart Trust 266 consists of a unit investment trust designated Smart Trust, NASDAQ International Dividend Achievers Index Trust, Series 9. The sponsor is Hennion & Walsh, Inc. The trust consists of a portfolio of equity securities of the companies in the NASDAQ International Dividend Achievers Index. The trust seeks current dividend income, with the potential for capital appreciation as a secondary objective. The sponsor cannot assure that the trust will achieve these objectives.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS DATED: SEPTEMBER 27, 2016

No person is authorized to give any information or to make any representations with respect to this trust not contained in this prospectus. The trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the trust or any of its units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

INVESTMENT SUMMARY

INVESTMENT OBJECTIVE.    The trust seeks current dividend income, with the potential for capital appreciation as a secondary objective. There is no guarantee that the investment objectives of the trust will be achieved.

PRINCIPAL INVESTMENT STRATEGY.    The trust seeks to pursue its objective by investing in a portfolio consisting of equity securities of foreign issuers comprising the NASDAQ International Dividend Achievers Index® (the “Index”) as of September 13, 2016 (the “Security Selection Date”). The Index is not limited to securities listed on The NASDAQ Stock Market®. The Index is described in greater detail below.

The sponsor sought to replicate the composition of the Index as of the Security Selection Date. During the trust’s life, the trust will not change to reflect any change in the component securities of the Index or any change in the weighting of the components within the Index at the time(s) that the Index is reconstituted or reweighted. If the sponsor creates additional units of the trust after the trust’s inception date, the trust will purchase the securities originally selected by applying the strategy. This is true even if a later application of the strategy would have resulted in the selection of different securities. Under normal market conditions, at least 80% of the trust’s net assets will be invested in securities of foreign issuers that pay dividends as of the time of portfolio selection. The trust may hold securities of companies located in emerging markets and/or may invest in companies with smaller market capitalizations.

The objective of the Index is to track the performance of certain securities of foreign issuers with at least five consecutive years of increasing regular dividend payments. The security types eligible for the Index include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), limited partnership interests, ordinary shares and shares of limited liability companies.

Index Eligibility. To be eligible for inclusion in the Index, a security must meet the following criteria:

•	It must be listed on one of the three major exchanges—The NASDAQ Stock Market®, the New York Stock Exchange, or NYSE MKT;
•	The issuer of the security must be incorporated outside of the United States;
•	The security must have a minimum three-month average daily dollar trading volume of $1 million;
•	The security must have at least five consecutive years of increasing annual regular dividends based on ex-date;
•	One security per issuer is permitted. If an issuer has multiple securities, the security with the highest three-month average daily dollar trading volume will be selected for possible inclusion into the Index;
•	The issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;
•	The security may not be issued by an issuer currently in bankruptcy proceedings; and

•	A GDR must be listed on the London Stock Exchange or London International Exchange and have a US listing on the OTC Bulletin Board, pink sheets or non- bulletin board and meet the additional eligibility criteria other than listing market.

Index Calculation. The Index is a dividend yield weighted index. The value of the Index equals the aggregate value of the Index share weights of each of the Index securities multiplied by each such security’s last sale price, and divided by the divisor of the Index. The divisor serves the purpose of scaling such aggregate value to a lower order of magnitude for Index reporting purposes.

Index Evaluation and Rebalancing. The Index securities are evaluated annually in March. The eligibility criteria are applied using market data through the end of December. Securities meeting the criteria are included in the Index. Security additions and deletions are made effective after the close of trading on the third Friday in March. At each quarter, the Index is rebalanced based on the trailing 12-months dividend yield of each security as compared to the dividend yield of all Index securities as of the last trading day in February, May, August and November. At each quarter, the Index is rebalanced such that the maximum weight of any Index security does not exceed 4%. The excess weight of any capped security is distributed proportionally across the remaining Index securities. The changes are effective after the close of trading on the third Friday in March, June, September and December. Additionally, if at any time during the year other than the evaluation date, an Index security no longer meets the eligibility criteria, or is otherwise determined to have become ineligible for inclusion in the Index, the security is removed from the Index and is not replaced. At each month end, if an Index security suspends its dividend payments based on the prior ex-date of the last dividend distributed, then the Index security will be removed from the Index after the close of trading on the third Friday of the following month. The trust’s portfolio will not be reconstituted or rebalanced in connection with the annual evaluation or quarterly rebalancing of the Index. The trust’s portfolio will not change in connection with the removal of any security from the Index.

PRINCIPAL RISK CONSIDERATIONS.    Unitholders can lose money by investing in this trust. An investment in units of the trust should be made with an understanding of the risks related to the trust, such as the following:

•	Security prices will fluctuate. The value of your investment may fall over time.
•	The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the initial offering period.
•	The issuer of a security may be unwilling or unable to declare dividends in the future or may reduce the level of dividends declared. This may reduce the level of distributions the trust pays which could reduce your income and cause the value of your units to fall.
•	The trust invests in securities from the Index selected prior to the date of the trust’s formation. The securities in the trust’s portfolio will not change if the Index components, or their weightings within the Index, change. The performance of the trust may not correspond with the Index for this reason and because the trust incurs a sales charge and expenses.
•	The trust invests in securities of foreign issuers, which may include companies located in emerging markets. These risks may include market and political factors related to the company’s foreign market, international trade conditions, less regulation, smaller or less liquid markets, increased volatility, differing accounting practices and changes in the value of foreign currencies.
•	The trust is not actively managed. Except in limited circumstances, the trust will hold, and continue to buy, shares of the same securities even if their market value declines.

ESSENTIAL INFORMATION

Unit Price on Initial Date of Deposit: $10.00

Initial Date of Deposit: September 27, 2016

Mandatory Termination Date: September 27, 2018

Record Dates: 10th day of each month, commencing October 2016

Distribution Dates: 25th day of each month, commencing October 2016

Standard CUSIP Numbers:	Cash: 83184V105 Reinvestment: 83184V113
Fee Based CUSIP Numbers:	Cash: 83184V121 Reinvestment: 83184V139

Ticker Symbol: SMNAIX

Minimum Investment: $1,000/100 units (may vary by selling firm)

FEE TABLE

The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

Unitholder Transaction Expenses (fees paid directly from your investment)*	As a % of Initial Unit Price	Amounts per 100 Units
Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	2.45	24.50
Creation & Development Fee	0.50	5.00
Maximum Sales Charge	3.95%	$39.50
Estimated Organization Costs**	1.574%	$15.74

Estimated Annual Operating Expenses (expenses deducted from trust assets)	As a % of Net Assets	Amounts per 100 Units
Trustee Fee	0.111%	$1.05
Supervisor Fee	0.037	0.35
Other Operating Expenses	0.766	7.24
Total	0.914%	$8.64

Example	Cumulative Expenses Paid for Period:
	1 year	2 years (life of trust)
This example helps you compare the cost of this trust with other unit investment trusts and mutual funds. The example assumes that the expenses do not change and that the trust’s annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust	$639	$724

*	The sales charge has both an initial and a deferred component. The initial sales charge is paid at the time of purchase and is the difference between the total sales charge (maximum of 3.95% of the public offering price) and the sum of the remaining deferred sales charge and the total creation and development fee. The initial sales charge will be approximately 1% of the public offering price per unit depending on the public offering price per unit. The deferred sales charge is fixed at $0.245 per unit and is paid in three monthly installments beginning on January 20, 2017. The creation and development fee is fixed at $0.05 per unit and is paid at the end of the initial offering period. If you redeem or sell your units prior to collection of the total deferred sales charge, you will pay any remaining deferred sales charge upon redemption or sale of your units. If you purchase units after the last deferred sales charge payment has been assessed, the secondary market sales charge is equal to 3.95% of the public offering price per unit and does not include deferred payments.
**	Estimated organization costs include a license fee for the use of certain index products, trademarks, trade names and/or other relaxed intellectual property of Nasdaq, Inc.

SMART TRUST,
NASDAQ INTERNATIONAL DIVIDEND ACHIEVERS INDEX TRUST,
SERIES 9
(SMART TRUST 266)

STATEMENT OF FINANCIAL CONDITION AS OF SEPTEMBER 27, 2016

Investment in securities
Contracts to purchase securities (1)(2)	$109,823
Total	$109,823
Liabilities and interest of investors
Liabilities:
Organization costs (3)	$1,746
Deferred sales charge (4)(5)	2,718
Creation & development fee (4)(5)	555
Total liabilities	5,019
Interest of investors:
Cost to investors (5)	110,930
Less: initial sales charge (4)(5)	1,107
Less: deferred sales charge and creation & development fee (4)(5)	3,273
Less: organization costs (3)	1,746
Net interest of investors	104,804
Total	$109,823
Number of units	11,093
Net asset value per unit	$9.448

(1)	Aggregate cost of the securities is based on the evaluations determined by the trustee at the evaluation time on the most recent business day prior to the initial date of deposit.
(2)	Cash or an irrevocable letter of credit has been deposited with the trustee covering the funds (aggregating $200,000) necessary for the purchase of securities in the trust represented by purchase contracts.
(3)	A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the trust. These costs have been estimated at $0.157 per unit for the trust. A distribution will be made as of the earlier of the close of the initial offering period or six months following the trust’s inception date to an account maintained by the trustee from which this obligation of the investors will be satisfied. To the extent the actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be reimbursed to the sponsor and deducted from the assets of the trust.
(4)	The total sales charge consists of an initial sales charge, a deferred sales charge and a creation and development fee. The initial sales charge is equal to the difference between the maximum sales charge and the sum of the remaining deferred sales charge and the total creation and development fee. The maximum total sales charge is 3.95% of the public offering price per unit.
(5)	The aggregate cost to investors includes the applicable sales charge assuming no reduction of sales charges.

SMART TRUST,
NASDAQ INTERNATIONAL DIVIDEND ACHIEVERS INDEX TRUST,
SERIES 9
(SMART TRUST 266)

PORTFOLIO OF INVESTMENTS

AS OF SEPTEMBER 27, 2016

Number of Shares	Name of Issuer (1)(4)	Ticker Symbol	Percentage of the Trust (2)	Market Value per Share (3)	Cost of Securities to the Trust (3)
EQUITY SECURITIES — 100.00%
Consumer Discretionary — 7.50%
23	InterContinental Hotels Group plc	IHG	0.85%	$40.66	$935
13	Luxottica Group S.p.A.	LUX	0.58	48.65	632
21	Magna International Inc.	MGA	0.79	41.27	867
220	Pearson plc	PSO	1.88	9.46	2,081
95	Shaw Communications, Inc.	SJR	1.71	19.73	1,874
6	Toyota Motor Corporation	TM	0.64	117.10	703
10	WPP plc	WPPGY	1.05	115.28	1,153
Consumer Staples — 4.71%
9	Anheuser-Busch InBev S.A./N.V.	BUD	1.08	132.20	1,190
12	British American Tobacco plc	BTI	1.39	126.85	1,522
11	Diageo plc	DEO	1.16	116.05	1,277
26	Unilever N.V.	UN	1.08	45.66	1,187
Energy — 24.53%
96	BP p.l.c.	BP	2.94	33.68	3,233
32	Canadian Natural Resources Ltd.	CNQ	0.86	29.55	946
38	Enbridge Inc.	ENB	1.50	43.22	1,642
16	Imperial Oil Ltd.	IMO	0.44	30.06	481
61	LUKOIL	LKOD LI	2.66	47.80	2,916
8	Novatek Oao	NVTK LI	0.77	105.89	847
62	Pembina Pipeline Corporation	PBA	1.69	30.01	1,861
14	Reliance Industries Ltd.	RIGD LI	0.42	33.04	463
137	Statoil ASA	STO	1.94	15.54	2,129
45	Suncor Energy, Inc.	SU	1.07	26.21	1,179
307	Teekay LNG Partners L.P.	TGP	4.03	14.41	4,424
718	Teekay Offshore Partners L.P.	TOO	3.73	5.70	4,093
36	TransCanada Corporation	TRP	1.54	47.11	1,696
48	Ultrapar Participações S.A.	UGP	0.94	21.56	1,035
Financials — 19.30%
10	Axis Bank Limited	AXB LI	0.37	41.07	411
87	Banco Latinoamericano de Comercio Exterior, S.A.	BLX	2.19	27.65	2,406
44	Bancolombia S.A.	CIB	1.51	37.66	1,657
34	The Bank of Nova Scotia	BNS	1.65	53.26	1,811
23	Canadian Imperial Bank of Commerce	CM	1.59	75.96	1,747
3	HDFC Bank Ltd.	HDB	0.20	72.63	218
96	HSBC Holdings plc	HSBC	3.22	36.84	3,537
120	ICICI Bank Limited	IBN	0.85	7.81	937
7	ORIX Corporation	IX	0.48	74.83	524
36	Prudential plc	PUK	1.17	35.69	1,285
26	Royal Bank of Canada	RY	1.45	61.11	1,589
32	The Toronto-Dominion Bank	TD	1.27	43.73	1,399
30	Thomson Reuters Corporation	TRI	1.12	40.88	1,226
107	Westpac Banking Corporation	WBK	2.23	22.89	2,449

Number of Shares	Name of Issuer (1)(4)	Ticker Symbol	Percentage of the Trust (2)	Market Value per Share (3)	Cost of Securities to the Trust (3)
EQUITY SECURITIES (continued)
Health Care — 5.07%
9	Fresenius Medical Care AG & Co.	FMS	0.36%	$44.16	$397
16	Novartis AG	NVS	1.18	80.73	1,292
12	Novo Nordisk A/S	NVO	0.49	44.43	533
39	Sanofi S.A.	SNY	1.35	38.04	1,484
1	Shire plc	SHPG	0.18	199.09	199
20	Smith & Nephew plc	SNN	0.59	32.65	653
20	Teva Pharmaceutical Industries Ltd.	TEVA	0.92	50.27	1,005
Industrials — 9.05%
16	ABB Ltd.	ABB	0.33	22.50	360
11	Canadian National Railway Company	CNI	0.64	63.72	701
15	Grupo Aeroportuario del Pacífico, S.A.B. de C.V.	PAC	1.22	89.24	1,339
20	Larsen & Toubro Ltd.	LTOD LI	0.40	21.80	436
14	Pentair plc	PNR	0.78	60.97	854
58	RELX NV	RENX	0.93	17.54	1,017
50	RELX PLC	RELX	0.86	18.98	949
22	Ritchie Bros. Auctioneers Incorporated	RBA	0.69	34.55	760
259	Seaspan Corporation	SSW	3.20	13.56	3,512
Information Technology — 5.38%
371	Advanced Semiconductor Engineering, Inc.	ASX	1.99	5.88	2,181
4	ASML Holding N.V.	ASML	0.40	108.77	435
40	Infosys Limited	INFY	0.58	15.87	635
292	LM Ericsson Telephone Company	ERIC	1.83	6.90	2,015
7	SAP SE	SAP	0.58	90.74	635
Materials — 13.87%
17	Agrium Inc.	AGU	1.40	90.34	1,536
78	BHP Billiton Limited	BHP	2.32	32.63	2,545
99	BHP Billiton plc	BBL	2.57	28.49	2,820
8	Franco-Nevada Corporation	FNV	0.52	71.31	570
39	Methanex Corporation	MEOH	1.09	30.84	1,203
210	Potash Corporation of Saskatchewan Inc.	POT	3.04	15.91	3,341
100	Rio Tinto plc	RIO	2.93	32.17	3,217
Telecommunication Services — 8.59%
86	America Movil SAB de C.V.	AMX	0.88	11.23	966
37	BCE Inc.	BCE	1.54	45.86	1,697
36	BT Group plc	BT	0.83	25.44	916
19	Nippon Telegraph & Telephone Corporation	NTT	0.81	46.79	889
38	Rogers Communications Inc.	RCI	1.46	42.11	1,600
50	TELUS Corporation	TU	1.48	32.51	1,625
60	Vodafone Group plc	VOD	1.59	29.07	1,744
Utilities — 2.00%
64	Brookfield Infrastructure Partners L.P.	BIP	2.00	34.38	2,200
			100.00%		$109,823

See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS

(1)	All securities are represented by contracts to purchase such securities. Contracts to purchase the securities were entered into on September 26, 2016. All such contracts are expected to be settled on or about the first settlement date of the trust, which is expected to be September 30, 2016.
(2)	Based on the cost of the securities to the trust.
(3)	Accounting Standards Codification 820, “Fair Value Measurements” establishes a framework for measuring fair value and expands disclosure about fair value measurements in financial statements for the trust. The framework under the standard is comprised of a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the trust has the ability to access as of the measurement date.

Level 2: Significant observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect the trust’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level as described above.

The following table summarizes the trust’s investments as of the trust’s inception, based on inputs used to value them:

	Level 1	Level 2	Level 3
Equity Securities	$109,823	$—	$—
Total	$109,823	$—	$—

The cost of the securities to the sponsor and the sponsor’s profit or (loss) (which is the difference between the cost of the securities to the sponsor and the cost of the securities to the trust) are $109,836 and $(13), respectively.

(4)	Equity securities comprise approximately 100% of the investments in the trust, broken down by jurisdiction of organization as set forth below:

Australia 4.55% Belgium 1.08% Bermuda 2.00% Brazil 0.94% Canada 28.54% Colombia 1.51% Denmark 0.49% France 1.35% Germany 0.94%	India 2.82% Ireland 0.78% Israel 0.92% Italy 0.58% Japan 1.93% Jersey 1.23% Marshall Islands 10.96% Mexico 2.10% Netherlands 2.41%	Norway 1.94% Panama 2.19% Russia 3.43% Sweden 1.83% Switzerland 1.51% Taiwan 1.99% United Kingdom 21.98%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE UNITHOLDERS, SPONSOR AND TRUSTEE
SMART TRUST 266

We have audited the accompanying statement of financial condition, including the portfolio of investments on pages A-8 through A-10, of Smart Trust 266 as of September 27, 2016. The statement of financial condition is the responsibility of the trust’s sponsor. Our responsibility is to express an opinion on this statement of financial condition based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition, assessing the accounting principles used and significant estimates made by the sponsor, and evaluating the overall statement of financial condition presentation. Our procedures included confirmation with The Bank of New York Mellon, trustee, of cash or an irrevocable letter of credit deposited for the purchase of securities as shown in the statement of financial condition as of September 27, 2016. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Smart Trust 266 as of September 27, 2016, in conformity with accounting principles generally accepted in the United States of America.

GRANT THORNTON LLP

Chicago, Illinois
September 27, 2016

THE TRUST

The trust is a unit investment trust registered under the Investment Company Act of 1940. The trust was created under the laws of the State of New York pursuant to a trust agreement among Hennion & Walsh, Inc., The Bank of New York Mellon and Hennion & Walsh Asset Management, Inc. Hennion & Walsh, Inc. is the sponsor and principal underwriter of the trust. The Bank of New York Mellon is the trustee of the trust. Hennion & Walsh Asset Management, Inc. is the portfolio supervisor of the trust. The sponsor created the trust on the initial date of deposit and the trust will terminate on the mandatory termination date unless terminated earlier as described in this prospectus. The initial date of deposit and mandatory termination date are set forth under “Essential Information.”

The trust is a unit investment trust and is not an actively managed fund. Traditional methods of investment management for a managed fund often involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of the trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from the portfolio.

To create the trust, the sponsor deposited the initial portfolio securities (or contracts to purchase the securities along with an irrevocable letter of credit, cash or other consideration to pay for the securities) with the trustee on the initial date of deposit. In exchange for the deposited securities, the trustee registered the sponsor’s ownership of the initial units of the trust on the registration books of the trust. A unit represents an undivided fractional interest in the trust. As the sponsor sells units, the sponsor will create additional units of the trust by depositing additional portfolio securities (or contracts to purchase securities and/or cash or a letter of credit with instructions for the trust to purchase securities) with the trustee. Units will remain outstanding until redeemed or until the trust terminates. At the close of the New York Stock Exchange on the initial date of deposit (or on the first day units are sold to the public, if later) the number of units may be adjusted so that the public offering price per unit equals $10. The number of units and fractional interest of each unit in the trust will increase or decrease to the extent of any adjustment.

RISK CONSIDERATIONS

All investments involve risk. This section describes various risks that can impact the value of the securities in the trust. You should understand these risks before you invest. If the value of the securities falls, the value of the units will also fall. No one can guarantee that the trust will achieve its objective or that your investment return will be positive over any period.

MARKET RISK.    Market risk is the risk that the value of the securities in the trust will fluctuate. This could cause the value of your units to fall below your original purchase price. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security’s issuer, perceptions of the issuer, or ratings on a security. Even though the portfolio is supervised, you should remember that the portfolio is not managed. The trust will not sell a security solely because the market value falls as is possible in a managed fund.

EQUITY SECURITIES.    The trust invests in securities representing equity ownership of a company. Investments in such securities are exposed to risks associated with the companies issuing the securities, the sectors and geographic locations they are involved in and the markets that such securities are traded on, among other risks as described in greater detail below.

DIVIDEND PAYMENT RISK.    Dividend payment risk is the risk that an issuer of a security is unwilling or unable to pay income on a security. Stocks represent ownership interests in the issuers and are not obligations of the issuers. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer’s board of directors and the amount of any dividend may vary over time.

INDEX CORRELATION RISK.    The trust invests in equity securities from the Index selected prior to the date of the trust’s formation. The securities in the trust’s portfolio will not change if the Index components, or their weightings within the Index, change. The performance of the trust may not correspond with the Index for this reason and because the trust incurs a sales charge and expenses.

FOREIGN ISSUER RISK.    An investment in securities of foreign issuers involves certain risks that are different in some respects from an investment in securities of domestic issuers. These include risks associated with future political and economic developments, international trade conditions, foreign withholding taxes, liquidity concerns, currency fluctuations, volatility, restrictions on foreign investments and exchange of securities, potential for expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, potential inability to collect when a company goes bankrupt and economic, political or social instability. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy for reasons including differences in growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. There may be less publicly available information about a foreign issuer than is available from a domestic issuer as a result of different accounting, auditing and financial reporting standards. Some foreign markets are less liquid than U.S. markets which could cause securities to be bought at a higher price or sold at a lower price than would be the case in a highly liquid market.

Securities of certain foreign issuers may be denominated or quoted in currencies other than the U.S. dollar. Foreign issuers also pay dividends and conduct business in foreign currencies. Many foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons. Changes in foreign currency exchange rates may affect the value of foreign securities and dividend payments. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more

U.S. dollars. The U.S. dollar value of dividend payments on foreign securities will fluctuate similarly with changes in foreign currency values.

Brokerage and other transaction costs on foreign exchanges are often higher than in the U.S. and there is generally less governmental supervision of exchanges, brokers and issuers in foreign countries. The increased expense of investing in foreign markets may reduce the amount an investor can earn on its investments and typically results in a higher operating expense ratio than investments in only domestic securities. Custody of certain securities may be maintained by a global custody and clearing institution. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of domestic securities. Round lot trading requirements exist in certain foreign securities markets which could cause the proportional composition and diversification of the portfolio to vary when the trust buys or sells securities.

Certain foreign securities may be held in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other similar receipts. Depositary receipts represent receipts for foreign securities deposited with a custodian (which may include the trustee of the trust). Depository receipts may not be denominated in the same currency as the securities into which they may be converted. ADRs typically trade in the U.S. in U.S. dollars and are registered with the Securities and Exchange Commission. GDRs are similar to ADRs, but GDRs typically trade outside of the U.S. and outside of the country of the issuer in the currency of the country where the GDR trades. Depositary receipts generally involve most of the same types of risks as foreign securities held directly but typically also involve additional expenses associated with the cost of the custodian’s services. Some depositary receipts may experience less liquidity than the underlying securities traded in their home market. Certain depositary receipts are unsponsored (i.e. issued without the participation or involvement of the issuer of the underlying security). The issuers of unsponsored depositary receipts are not obligated to disclose information that may be considered material in the U.S. Therefore, there may be less information available regarding these issuers which can impact the relationship between certain information impacting a security and the market value of the depositary receipts.

EMERGING MARKETS.    The trust may invest in certain securities issued by entities located in emerging markets. Emerging markets are generally defined as countries in the initial states of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

CONCENTRATION RISK.    Concentration risk is the risk that the value of the trust is more susceptible to fluctuations based on factors that impact a particular sector because the portfolio concentrates in securities issued by companies within that sector. A portfolio “concentrates” in a sector when securities in a particular sector make up 25% or more of the portfolio.

SMALL AND MID-SIZE COMPANIES.    The trust invests significantly in stocks issued by small and mid-size companies. The share prices of these companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.

LIQUIDITY RISK.    Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security.

LEGISLATION/LITIGATION.    From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the securities held by the trust. In addition, litigation regarding any of the issuers of the securities or of the industries represented by these issuers may negatively impact the share prices of these securities. No one can predict what impact any pending or threatened litigation will have on the share prices of the securities.

SELECTION RISK.    Selection risk is the risk that the securities selected for inclusion in the trust will underperform the markets, relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money or earn less than other comparable investments.

UNMANAGED PORTFOLIO.    The trust is a unit investment trust and is not an actively managed fund. Unlike a managed investment company in which there may be frequent changes in the portfolio of securities based upon economic, financial and market analyses, the trust’s portfolio will remain relatively fixed and is not subject to such frequent changes based upon continuous analysis. The trust will generally sell securities: to pay expenses, in limited circumstances to protect the trust, to take actions in response to corporation actions and other events impacting the portfolio securities, to make required distributions or avoid imposition of taxes on the trust or as permitted by the trust agreement. Since the trust will not sell securities in response to ordinary market fluctuations, the amount realized upon the sale of portfolio securities may not be the highest price attained by an individual security during the life of the trust.

NO FDIC GUARANTEE.    An investment in the trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUBLIC OFFERING

OFFERING PRICE.    Units of the trust are offered at the public offering price. The public offering price per unit is equal to the net asset value per unit plus organization costs plus the applicable sales charge described in this prospectus. The “net asset value per unit” is the value of the securities, cash and other assets in the trust reduced by the liabilities of the trust divided by the total units outstanding. The public offering price of units is sometimes referred to as the “offer price” or “purchase price.” Unit prices are available at www.smarttrustuit.com or through your financial professional.

The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), provided that on the first day units are sold the unit price will be computed as of the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later. If the sponsor receives your order prior to the close of regular trading on the New York Stock Exchange, or authorized financial professionals receive your order prior to that time, then in most instances you will receive the price computed on the date of receipt. If the sponsor receives your order after the close of regular trading on the New York Stock Exchange, or if authorized financial professionals receive your order after that time or if orders are received by such persons, then in most instances you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to the sponsor in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders.

The minimum purchase is generally 100 units for individual purchasers and for purchases by certain custodial accounts or Individual Retirement Accounts, self-employed retirement plans, pension funds and other tax-deferred retirement plans. The minimum purchase requirements are subject to waiver and may vary by selling firm.

VALUE OF SECURITIES.    The trustee determines the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. The trustee generally determines the value of securities using the closing sale price for securities traded on a national or foreign securities exchange. In some cases the trustee will price a security based on its fair value after considering appropriate factors relevant to the value of the security. The trustee will only do this if a security is not principally traded on a national or foreign securities exchange or if current market quotes are unavailable or inappropriate.

The trustee determined the initial prices of the securities shown under “Portfolio of Investments” as described above at the close of regular trading on the New York Stock Exchange on the business day before the date of this prospectus. On the first day units are sold, the trustee will value the securities as of the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

ORGANIZATION COSTS.    During the initial offering period, part of the value of the securities represents an amount that will pay the costs of creating the trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees, the portfolio consultant’s security selection fee (if applicable), any one-time license fee (if applicable), the initial fees and expenses of the trustee and the initial audit. The trust will sell securities to reimburse the sponsor for these costs at the end of the initial offering period or after six months, if earlier. The value of the units will decline when the trust pays these costs.

SALES CHARGE.    You pay a fee in connection with purchasing units. This is referred to as the “transactional sales charge.” The transactional sales charge has both an initial and a deferred component and equals 3.45% of the public offering price per unit based on a $10 public offering price per unit. This percentage amount of the transactional sales charge is based on the unit price on the initial date of deposit. The transactional sales charge equals the difference between the total sales charge and the creation and development fee. As a result, the percentage and dollar amount of the transactional sales charge will vary as the public offering price per unit varies. The transactional sales charge does not include the creation and development fee which is described in more detail under “Trust Expenses and Charges.”

The maximum total sales charge equals 3.95% of the public offering price per unit at the time of purchase. You pay the initial sales charge at the time you buy units. The initial sales charge is the difference between the total sales charge percentage (maximum of 3.95% of the public offering price per unit) and the sum of the remaining fixed dollar deferred sales charge and the total fixed dollar creation and development fee. The initial sales charge will be approximately 1.00% of the public offering price per unit depending on the public offering price per unit. The deferred sales charge is fixed at $0.245 per unit. The trust pays the deferred sales charge in equal monthly installments as described in the “Fee Table.” If you redeem or sell units prior to collection of the total deferred sales charge, you will pay any remaining deferred sales charge upon redemption or sale of units. The creation and development fee is fixed at $0.05 per unit and is paid at the end of the initial offering period. If you redeem or sell units prior to the end of the initial offering period, you will not pay the remaining creation and development fee. Because the deferred sales charge and creation and development fee are fixed dollar amounts per unit, the actual charges will exceed the percentages shown in the “Fee Table” if the public offering price per unit falls below $10 and will be less than the percentages shown in the “Fee Table” if the public offering price per unit exceeds $10. In no event will the total sales charge exceed 3.95% of the public offering price per unit.

Since the deferred sales charge and creation and development fee are fixed dollar amounts per unit, the trust must charge these amounts per unit regardless of any decrease in net asset value. However, if the public offering price per unit falls to the extent that the maximum sales charge percentage results in a dollar amount that is less than the combined fixed dollar amounts of the deferred sales charge and creation and development fee, your initial sales charge will be a credit equal to the amount by which these fixed dollar charges exceed the sales charge at the time you buy units. In such a situation, the value of securities per unit would exceed the public offering price per unit by the amount of the initial sales charge credit and the value of those securities will fluctuate, which could result in a benefit or detriment to unitholders that purchase units at that price. The initial sales charge credit is paid by the sponsor and is not paid by the trust. The “Fee Table” shows the sales charge calculation at a $10 public offering price per unit and the following examples illustrate the sales charge at prices below and above $10. If the public offering price per unit fell to $7, the maximum sales charge would be $0.2765 (3.95% of the public offering price per unit), which consists of an initial sales charge of –$0.0185, a deferred sales charge of $0.245 and a creation and development fee of $0.05. If the public offering price per unit rose to $13, the maximum sales charge would be $0.5135 (3.95% of the public offering price per unit), consisting of an initial sales charge of $0.2185, a deferred sales charge of $0.245 and a creation and development fee of $0.05. The actual sales charge that may be paid by an investor may differ slightly from the sales charges shown herein due to rounding that occurs in the calculation of the public offering price and in the number of units purchased.

If you purchase units after the last deferred sales charge payment has been assessed, the secondary market sales charge is equal to 3.95% of the public offering price and does not include deferred payments.

DISCOUNTS.    There are a variety of ways for you to reduce the sales charge you pay. It is your financial professional’s responsibility to alert the sponsor of any sales charge discount when you order units. Except as expressly provided herein, you may not combine discounts. Since the deferred sales charge and the creation and development fee are fixed dollar amounts per unit, the trust must charge these fees per unit regardless of any discounts. However, if you are eligible to receive a discount such that your total sales charge is less than the fixed dollar amounts of the deferred sales charge and the creation and development fee, the sponsor will credit you the difference between your total sales charge and these fixed dollar fees at the time you buy units.

Volume Discount.    This volume discount will result in a reduction of the sales charge applicable to such purchases. The reduced sales charge on the public offering price applicable to such purchases is as follows:

Amount of Purchase*	Sales Charge
Less than $50,000	3.95%
$50,000 but less than $100,000	3.70%
$100,000 but less than $250,000	3.45%
$250,000 but less than $500,000	3.10%
$500,000 but less than $1,000,000	2.95%
$1,000,000 or greater	2.45%

*	The volume discount is also applied on a unit basis utilizing a breakpoint equivalent in the above table of one unit per $10. For example, the purchase of either units with a value of $250,000 or 25,000 units would be entitled to the reduced sales charge of 3.10% even if at the time of purchase the value of 25,000 units was less than $250,000.

Except as described in this paragraph, these discounts will apply only to purchases of units by the same purchaser on a single day from a single broker-dealer. Units purchased by the same purchaser in separate transactions on a single day will be aggregated for purposes of determining if such purchaser is entitled to a discount provided that such purchaser must own at least the required dollar amount of units at the time such determination is made. Units purchased in the name of a purchaser’s spouse or children under 21 living in the same household as the purchaser will be deemed to be additional purchases by the purchaser for the purposes of calculating the applicable quantity discount level. Purchases of units of the trust offered in this prospectus may be combined with purchases of units of any other unit investment trusts sponsored by the sponsor in the initial offering period which are not already subject to a reduced sales charge, if such purchases are made by the same person on a single day from a single broker-dealer. The reduced sales charge levels will also be applicable to a trustee or other fiduciary purchasing units for a single trust, estate (including multiple trusts created under a single estate) or fiduciary account. To be eligible for aggregation as described in this paragraph, all purchases must be made on the same day through a single broker-dealer or selling agent. A purchaser must inform his/her broker-dealer of any combined purchases before the purchase to be eligible for a reduced sales charge.

If you purchase units that qualify for the rollover/exchange discount described below and also purchase additional units on the same day from the same broker-dealer that do not qualify for the rollover/exchange discount, you may aggregate all units purchased for purposes of qualifying for the volume discount on the additional units, but such additional units will not qualify for the rollover/exchange discount.

The discounts described above apply only to initial offering period purchases.

Rollover/Exchange Discount.    A portion of the sales charge is waived on units of the trust offered in this prospectus if you buy units with redemption or termination proceeds from any unit investment trust (regardless of sponsor). The discounted public offering price per unit for these transactions is equal to the regular public offering price per unit less 1.00%. However, if you invest $500,000 or more in units of the trust offered in this prospectus, the maximum sales charge on units will be limited to the maximum sales charge for the applicable amount invested in the table under “Volume Discount” above. To qualify for this rollover/exchange discount, the termination or redemption proceeds used to purchase units of the trust offered in this prospectus must be derived from a transaction that occurred within 30 calendar days of your purchase of units of the trust offered in this prospectus. In addition, the discount will only be available for investors that utilize the same broker-dealer (or a different broker-dealer with appropriate notification) for both the unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the unit purchase. You may be required to provide appropriate documentation or other information to your broker-dealer to evidence your eligibility for this sales charge discount.

If you purchase units that qualify for the rollover/exchange discount and also purchase additional units of the trust offered in this prospectus on the same day from the same broker-dealer that do not qualify for the rollover/exchange discount, you may aggregate all units purchased for purposes of qualifying for the volume discount described above on the additional units, but such additional units will not qualify for the rollover/exchange discount.

Please note that if you purchase units of the trust in this manner using redemption proceeds from other unit investment trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charges remaining on those units will be deducted from those redemption proceeds. The rollover/exchange discount applies only to initial offering period purchases.

Employee Discount.    A portion of the sales charge is waived for purchases by officers, directors and employees (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of the sponsor and its affiliates and dealers and their affiliates. These purchases may be made at the public offering price per unit less the applicable dealer concession. These discounts apply during the initial offering period and in the secondary market. All employee discounts are subject to the policies of the related selling firm. Only officers, directors and employees of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

Fee Accounts.    Investors may purchase units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge investor accounts (“Fee Accounts”) periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with an investment account for which a comprehensive “wrap fee” charge (“Wrap Fee”) is imposed. You should consult your financial advisor to determine whether you can benefit from these accounts. To purchase units in these Fee Accounts, your financial advisor must purchase units designated with one of the Fee Based CUSIP Numbers set forth under “Essential Information,” if available. Please contact your financial advisor for more information. If units of the trust are purchased for a Fee

Account and the units are subject to a Wrap Fee in such Fee Account (i.e., the trust is “Wrap Fee Eligible”) then investors may be eligible to purchase units of the trust in these Fee Accounts that are not subject to the transactional sales charge but will be subject to the creation and development fee that is retained by the sponsor. For example, this table illustrates the sales charge you will pay as a percentage of the initial $10 public offering price per unit (the percentage will vary with the unit price).

Initial sales charge	0.00%
Deferred sales charge	0.00%
Transactional sales charge	0.00%
Creation and development fee	0.50%
Total sales charge	0.50%

This discount applies only during the initial offering period. Certain Fee Account investors may be assessed transaction or other fees on the purchase and/or redemption of units by their broker-dealer or other processing organizations for providing certain transaction or account activities. The sponsor reserves the right to limit or deny purchases of units in Fee Accounts by investors or selling firms whose frequent trading activity is determined to be detrimental to the trust.

DISTRIBUTION OF UNITS.    Units will be distributed to the public at the public offering price by the sponsor and through broker-dealers and other selling firms. The sponsor generally qualifies units for sale in various states in the United States. The sponsor does not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. The sponsor may reject any order for units in whole or in part.

The sponsor compensates broker-dealers and other selling firms when they sell units. This compensation includes the broker-dealer concessions or agency commissions described in the table below and other compensation described in this section. Any sales charge discount is borne by the broker-dealer or selling firm out of the dealer concession unless provided otherwise below. The broker-dealer concession or agency commission for initial offering period transactions is 3.15% of the public offering price per unit, subject to reduction for unit purchases eligible for the “Volume Discount” sales charge discount described in this prospectus as follows:

Amount of Transaction	Concession or Agency Commission
Less than $50,000	3.15%
$50,000 but less than $100,000	2.90%
$100,000 but less than $250,000	2.65%
$250,000 but less than $500,000	2.35%
$500,000 but less than $1,000,000	2.25%
$1,000,000 or greater	1.80%

The sponsor applies these concessions or agency commissions as a percent of the public offering price per unit at the time of the transaction. The sponsor also applies the different levels on a unit basis using a $10 unit equivalent. For example, purchases of units with a value of $250,000 or 25,000 units would be entitled to a dealer concession of 2.35%, even if at the time of purchase the value of 25,000 units was less than

$250,000. For transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase units of the trust at the “Rollover/Exchange Discount” described in this prospectus, the dealer concession is 2.20%. No dealer concession is paid to broker-dealers or other selling firms in connection with unit sales in Fee Accounts subject to a Wrap Fee that are eligible to receive the “Fee Account” sales charge discount described in this prospectus. The broker-dealer concession or agency commission for secondary market sales is 3.15% of the public offering price per unit, provided however that any sales charge discount is borne by the broker-dealer or selling firm out of the dealer concession for transactions in the secondary market. The sponsor reserves the right to change the amount of concessions or agency commissions from time to time.

The sponsor may enter into wholesaling arrangements with certain broker-dealers that market and promote the sponsor’s unit investment trusts to other broker-dealers and selling agents. The sponsor compensates these wholesaling firms out of its own assets. The amount of compensation paid to a particular firm may vary and will generally comprise an amount up to 0.20% of the price of units of Hennion & Walsh-sponsored unit investment trusts sold during the initial offering period in the region(s) or by the firms covered by the particular firm pursuant to its agreement with the sponsor.

In addition to the concessions set forth in the table above, broker-dealers and other selling firms will be eligible to receive additional compensation for volume sales of eligible units of certain Hennion & Walsh-sponsored unit investment trusts. This additional volume concession is based on total initial offering period sales of eligible trusts during a calendar quarter as set forth in the following table:

Initial Offering Period Sales During Calendar Quarter	Volume Concession
Less than $10,000,000	0.000%
$10,000,000 but less than $25,000,000	0.050%
$25,000,000 but less than $50,000,000	0.075%
$50,000,000 but less than $100,000,000	0.100%
$100,000,000 but less than $250,000,000	0.110%
$250,000,000 or greater	0.120%

This volume concession will be paid on units of eligible Hennion & Walsh-sponsored trusts sold in the initial offering period. For a trust to be eligible for this additional volume concession for calendar quarter sales, the trust’s prospectus must include disclosure related to this additional concession; a trust is not eligible for this additional volume concession if the prospectus for such trust does not include disclosure related to this additional volume concession. Broker dealers and other selling firms will not receive additional volume compensation unless it sells at least $10.0 million of units of eligible trusts during a calendar quarter. For example, if a firm sells $9.5 million of units of eligible trusts in the initial offering period during a calendar quarter, the firm will not receive any additional compensation with respect to such trusts. Except as described below, once a firm reaches a particular breakpoint during a quarter, the firm will receive the stated volume concession on all initial offering period sales of eligible trusts during the applicable quarter. For example, if the firm sells $17.5 million of units of eligible trusts in the initial offering period during a calendar quarter, the firm will receive additional compensation of 0.05% of $17.5 million. There will be no additional volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions, subject to the policies and instructions of the related selling firm. Eligible broker dealers and other selling firms include clearing firms that place orders with the sponsor and provide the sponsor with information with respect to the representatives who initiated such transactions. Eligible broker-dealers and other selling firms will not include firms that solely provide clearing services to other broker-dealer firms or firms who place orders through clearing firms that are eligible dealers. Redemptions of units during the initial offering period will reduce the amount of units used to calculate the additional volume concessions. Secondary market sales of all units are excluded for purposes of these additional volume concessions. The sponsor will pay these amounts out of its own assets within a reasonable time following each calendar quarter.

The sponsor may provide, at its own expense and out of its own profits, additional compensation and benefits to broker-dealers and selling firms that sell units of the trust and the sponsor’s other products. This compensation is intended to result in additional sales of the sponsor’s products and/or compensate broker-dealers, selling firms and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of our products by the intermediary or its agents, the placing of the sponsor’s products on a preferred or recommended product list and access to an intermediary’s personnel. The sponsor may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary’s representatives or offices, obtaining shelf space in intermediary firms and similar activities designed to promote the sale of the sponsor’s products. The sponsor may make such payments to a substantial majority of intermediaries that sell its products. The sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing or purchasing trading systems to process unit trades. Payments of such additional compensation described in this paragraph and the volume concessions described above, some of which may be characterized as “revenue sharing,” may create an incentive for financial intermediaries and their agents to sell or recommend the sponsor’s products, including the trust, over other products. These arrangements will not change the price you pay for your units.

The sponsor may gain or lose money when it holds units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price the sponsor pays for units and the price at which it sells or redeems them. The sponsor may also gain or lose money when it deposits securities to create units. The amount of the sponsor’s profit or loss on the initial deposit of securities into the trust is shown in the “Notes to Portfolio of Investments.” The trustee may utilize the services of the sponsor for the purchase or sale of all or a portion of the portfolio securities in the trust and the sponsor may receive brokerage commissions from the trust in connection with these transaction in accordance with applicable law.

REDEMPTION AND SALE OF UNITS

You may sell or redeem units on any business day the New York Stock Exchange is open through your financial professional or the trustee. The sale and redemption price of units is equal to the net asset value per unit, provided that you will not pay any remaining creation and fee and organization costs if you sell or redeem units during the initial offering period. The sale and redemption price is sometimes referred to as the “liquidation price.” You may pay any remaining deferred sales charge when you sell or redeem units. Certain broker-dealers may charge a transaction or other fee for processing unit redemptions.

SALES OF UNITS.    The sponsor intends to repurchase units from unitholders throughout the life of the trust at the current net asset value of the units, provided that you will not pay any remaining creation and fee and organization costs if you sell units during the initial offering period. The sponsor may resell repurchased units to other investors at the public offering price or redeem them for the redemption price. The sponsor’s secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. The sponsor is not obligated to maintain a market and may stop doing so without prior notice for any reason. If a market is not maintained, you will be able to redeem units with the trustee at the same price as the sponsor’s repurchase price. If you sell units prior to the collection of the entire deferred sales charge, you will be assessed the amount of the remaining deferred sales charge at the time of sale.

REDEMPTION OF UNITS.    You may also redeem units directly with the trustee on any day the New York Stock Exchange is open. The redemption price that you will receive for units is equal to the net asset value per unit, provided that you will not pay any remaining creation and development fee or organization costs if you redeem units during the initial offering period. You will pay any remaining deferred sales charge at the time you redeem units. You will receive the net asset value for a particular day if the trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange are priced based on the date of receipt in most instances. Redemption requests received by the trustee after the close of regular trading on the New York Stock Exchange, or redemption requests received by authorized financial professionals after that time, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the trustee so they will be received in a timely manner. If your request is not received in a timely manner or is incomplete in any way, you will receive the next net asset value computed after the trustee receives your completed request.

If you redeem units, the trustee will generally send you a payment for units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

You can request an in-kind distribution of the securities underlying units if you tender at least 2,500 units for redemption (or such other amount as required by your financial professional’s firm). This option is generally available only for securities traded and held in the United States. The trustee will make any in-kind distribution of securities by distributing applicable securities in book entry form to the account of your financial professional at The Depository Trust Company. You will receive whole shares of the applicable securities and cash equal to any fractional shares or securities not distributed in-kind. You may not request this option in the last 30 days of the trust’s life. This option may be discontinued upon 60 days notice.

EXCHANGE OPTION.    When you sell or redeem your units in the trust offered in this prospectus, you may be able to exchange them for units of other Smart Trust unit investment trusts at a reduced sales charge. You can contact your financial professional for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. The sponsor may discontinue this option at any time upon 60 days notice.

DISTRIBUTIONS

The trust generally pays distributions of its net investment income along with any excess capital on each distribution date to unitholders of record as of the preceding record date. The record and distribution dates are shown in the “Essential Information.” An investor becomes a unitholder of record on the settlement date of the unit purchase (generally three business days following the purchase date). You may elect to either reinvest your distribution proceeds in additional units of the trust (as described below) or receive distributions in cash. In some cases, the trust might pay a special distribution if it holds an excessive amount of cash pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in the trust portfolio. In addition, the trust will generally make required distributions or distributions to avoid the imposition of tax at the end of each year because it is structured as a “regulated investment company” for federal tax purposes.

The issuers in the trust’s portfolio make dividend payments at various times during the year. When the trust receives dividends from issuers, the trustee credits the dividends to the trust’s accounts. Because the trust does not necessarily receive dividends or income payments from the issuers at a constant rate throughout the year, the trust’s income distributions to unitholders will fluctuate. The amount of your distributions will also vary from time to time as companies change their dividends, securities are liquidated from the portfolio or trust expenses change.

Distributions may be reinvested into additional units of the trust by participating in the trust’s reinvestment option. In order to participate in the reinvestment option, investors should purchase units with a “Reinvestment” CUSIP number set forth in the “Essential Information.” You may also make or change your reinvestment election by contacting your financial professional or the trustee at least 10 days before the next applicable record date. This reinvestment option may be subject to availability or limitation by the broker-dealer or selling firm. In certain circumstances, broker-dealers may suspend or terminate the offering of a reinvestment option at any time. Once you have elected to participate in the reinvestment option, each distribution of income or principal on the participant’s units will be automatically applied by the trustee to purchase additional units of the trust. The sponsor reserves the right to modify or terminate the reinvestment plan at any time without prior notice. Distributions on units may be reinvested by participating in the trust’s reinvestment plan. Units acquired by reinvestment are not subject to a sales charge as described in “Public Offering.”

TRUST ADMINISTRATION

PORTFOLIO ADMINISTRATION.    The trust is a unit investment trust and is not an actively managed fund. Unlike a managed fund, the trust’s portfolio will remain relatively fixed. The trust will generally sell securities: to pay expenses, in limited circumstances to protect the trust, to take actions in response to corporation actions and other events impacting the portfolio securities, to make required distributions or avoid imposition of taxes on the trust or as permitted by the trust agreement.

When the trust sells securities, the composition and diversification of the securities in the portfolio may be altered. If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the sponsor may direct the trustee to sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders unless it is used to pay expenses or unit redemptions. If an offer by the issuer of any of the portfolio securities or any other party is made to issue new securities, or to exchange securities, for portfolio securities, the trustee will, at the direction of the sponsor, vote for or against, or accept or reject, any offer for new or exchanged securities or property in exchange for a portfolio security. If any such issuance, exchange or substitution occurs (regardless of any action or rejection by the trust), any securities and/or property received will be deposited into the trust and will be promptly sold by the trustee pursuant to the sponsor’s direction, unless the sponsor advises the trustee to keep such securities or property. In determining whether to dispose of or hold portfolio securities, new securities or property, the sponsor may be advised by the trust’s portfolio supervisor. If any contract for the purchase of securities fails, the sponsor will refund the cash and sales charge attributable to the failed contract to unitholders on or before the next distribution date unless substantially all of the moneys held to cover the purchase are reinvested in substitute securities in accordance with the trust agreement. The sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the sponsor, would make retention of the securities detrimental to such trusts. In such a case, the sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the initial date of deposit. The sponsor may also instruct the trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company for tax purposes.

The size of the trust will increase as units are sold and the trust will acquire additional portfolio securities. When additional units are created, the existing portfolio will be replicated to the extent practicable. When the trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time units are created and the time the trust buys the securities. When the trust buys or sells securities, it may place orders with and pay brokerage commissions to certain directed brokers that sell units or are affiliated with the trust or the trustee.

REPORTS.    The trustee or your financial professional will make available to you a statement showing income and other receipts of the trust for each distribution. Each year the trustee will also provide an annual report on the trust’s activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for the trust, if available.

AMENDING THE TRUST AGREEMENT.    The sponsor and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not materially adversely affect your interest (as determined by the sponsor and the trustee). The sponsor and trustee cannot change the trust agreement to reduce your interest in the trust without your consent. Investors owning two-thirds of the units in the trust may vote to change the trust agreement.

TRUST TERMINATION.    The trust will terminate on the mandatory termination date set forth under “Essential Information.” The trustee may terminate the trust early if the value of the trust is less than 40% of the original value of the securities in the trust at the time of deposit. At this size, the expenses of the trust may create an undue burden on your investment. Investors owning 100% of the units in the trust may also vote to terminate the trust early. The trustee will liquidate the trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If this happens, the sponsor and your financial professional will refund any sales charge that you paid.

The trustee will notify you of any termination and sell any remaining securities. The trustee will send your final distribution to you within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units. When the trust terminates, you may be able to roll your investment into a subsequent series of the trust at a reduced sales charge as described under “Rollover” below.

ROLLOVER.    The sponsor may offer a subsequent series of the trust when the trust offered in this prospectus terminates. In this case, when the trust terminates you will have the option to (1) participate in a rollover and have your units reinvested into a subsequent trust series through a rollover as described in this section, if available, or (2) receive a cash distribution as described above under “Trust Termination.”

If you elect to participate in a rollover, your units will be redeemed on the trust’s termination date. As the redemption proceeds become available, the proceeds (including dividends) will be invested in a new trust series, if available, at the applicable public offering price for the new trust. The trustee will attempt to sell securities to satisfy the redemption as quickly as practicable on the termination date. The sponsor does not anticipate that the sale period will be longer than one day, however, certain factors could affect the ability to sell the securities and could impact the length of the sale period. The liquidity of any security depends on the daily trading volume of the security and the amount available for redemption and reinvestment on any day.

The sponsor intends to make subsequent trust series available for sale at various times during the year. Of course, the sponsor cannot guarantee that a subsequent trust or sufficient units will be available or that any subsequent trusts will offer the same investment strategies or objectives as the current trust. The sponsor cannot guarantee that a rollover will avoid any negative market price consequences resulting from trading large volumes of securities. Market price trends may make it advantageous to sell or buy securities more quickly or more slowly than permitted by the trust’s procedures. The sponsor may, in its sole discretion, modify a rollover or stop creating units of a trust at any time regardless of whether all proceeds of unitholders have been reinvested in a rollover. The sponsor may decide not to offer the rollover option upon 60 days notice. Cash which has not been reinvested in a rollover will be distributed to unitholders shortly after the termination date. Rollover participants may receive taxable dividends or realize taxable capital gains which are reinvested in connection with a rollover but may not be entitled to a deduction for capital losses due to the “wash sale” tax rules. Due to the reinvestment in a subsequent trust, no cash will be distributed to pay any taxes. See “Tax Status.”

THE SPONSOR.    The sponsor is Hennion & Walsh, Inc., a New Jersey corporation. The sponsor is a full service broker-dealer, registered under the Securities Exchange Act of 1934. The sponsor was established in 1989 and is a member of the Financial Industry Regulatory Authority, Inc. and the Securities Investor Protection Corporation. The sponsor maintains its principal business office in Parsippany, New Jersey. If the sponsor fails to or cannot perform its duties as sponsor or becomes bankrupt, the trustee may replace the sponsor, continue to operate the trust without a sponsor or terminate the trust. The sponsor may also resign by notifying the trustee.

The sponsor and the trust have adopted a code of ethics requiring the sponsor’s employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the trust.

The sponsor or an affiliate may use the list of securities in the trust in its independent capacity (which may include acting as an investment adviser or broker-dealer) and distribute this information to various individuals and entities. The sponsor or an affiliate may recommend or effect transactions in the securities. This may also have an impact on the price the trust pays for the securities and the price received upon unit redemption or trust termination. For example, some or all of the securities in the trust may also be owned by other clients of the sponsor and its affiliates. However, because the trust is not a managed fund or because these clients have differing investment objectives, the sponsor or its affiliates may sell or recommend the sale of certain securities from those accounts in instances where a sale by the trust would not occur or would be impermissible, such as to maximize return by taking advantage of market fluctuations. The sponsor may act as agent or principal in connection with the purchase and sale of securities, including those held by the trust, and may act as a specialist market maker in the securities. The sponsor may also issue reports and make recommendations on the securities in the trust. The sponsor or an affiliate may have participated in a public offering of one or more of the securities in the trust. The sponsor, an affiliate or their employees may have a long or short position in these securities or related securities. An officer, director or employee of the sponsor or an affiliate may be an officer or director for the issuers of the securities.

THE SUPERVISOR.    The supervisor is Hennion & Walsh Asset Management, Inc., a New Jersey corporation. The supervisor is an affiliate of the sponsor and is an investment adviser registered with the Securities and Exchange Commission. The sponsor may remove and replace the supervisor in some cases without your consent. The supervisor may also resign by notifying the sponsor and trustee.

THE TRUSTEE.    The Bank of New York Mellon is the trustee of the trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. The sponsor may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying the sponsor.

THE INDEX PROVIDER.    NASDAQ® and the NASDAQ International Dividend Achievers Index® are service marks of Nasdaq, Inc. and have been licensed for use for certain purposes by the sponsor.

The trust is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the trust. The Corporations make no representation or warranty, express or implied to the owners of the trust or any member of the public regarding the advisability of investing in securities generally or in the trust particularly, or the ability of the NASDAQ International Dividend Achievers Index to track general stock market performance. The Corporations’ only relationship to Hennion & Walsh (“Licensee”) is in the licensing of the NASDAQ® and NASDAQ International Dividend Achievers Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ US Broad Dividend Achievers Index which is determined, composed and calculated by Nasdaq, Inc. without regard to Licensee or the trust. Nasdaq, Inc. has no obligation to take the needs of the Licensee or the owners of the trust into consideration in determining, composing or calculating the NASDAQ International Dividend Achievers Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the trust to be issued or in the determination or calculation of the equation by which the trust is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the trust.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ INTERNATIONAL DIVIDEND ACHIEVERS INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ INTERNATIONAL DIVIDEND ACHIEVERS INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ INTERNATIONAL DIVIDEND ACHIEVERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR

SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUST EXPENSES AND CHARGES

The trust will pay various fees and expenses to conduct its operations. The “Fee Table” in this prospectus shows the estimated amount of these fees and expenses.

The sponsor will receive a fee from the trust for creating and developing the trust, including determining the trust’s objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. This “creation and development fee” is a charge of $0.05 per unit outstanding at the end of the initial offering period. The trustee will deduct this amount from the trust’s assets as of the close of the initial offering period. The sponsor does not use this fee to pay distribution expenses or as compensation for sales efforts. This fee will not be deducted from proceeds received upon a repurchase, redemption or exchange of units before the close of the initial public offering period.

The trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for the trust in non-interest bearing accounts.

The supervisor will be compensated for providing portfolio supervisory services as well as bookkeeping and other administrative services to the trust. This fee may exceed the actual cost of providing portfolio supervisory, bookkeeping and administrative services for the trust, but at no time will the total amount received for such services rendered to all series of the Smart Trusts in any calendar year exceed the aggregate cost to the portfolio supervisor of supplying such services in such year.

The sponsor may receive brokerage fees when the trust uses it as agent in buying or selling securities. As authorized by the trust indenture, the trustee may employ a subsidiary or affiliate of the trustee to act as broker to execute certain transactions for a trust. The trust will pay for such services at standard commission rates.

The portfolio supervisor fee for bookkeeping and other administrative services and the trustee’s fee are based on the largest aggregate number of units of the trust outstanding at any time during the period for which the compensation is paid. These fees may be adjusted for inflation without unitholders’ approval, but in no case will the annual fee paid to the sponsor or its affiliates for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

The trust will also pay general operating expenses, such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect the trust, costs of indemnifying the trustee and the sponsor, legal fees and expenses, and expenses incurred in contacting you. The trust may pay the costs of updating its registration statement each year. The trustee will generally pay trust expenses from distributions received on the securities but in some cases may sell securities to pay trust expenses.

TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning units of the trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

TRUST STATUS.    The trust intends to qualify as a “regulated investment company” under the federal tax laws. If the trust qualifies as a regulated investment company and distributes its income as required by the tax law, the trust generally will not pay federal income taxes. An adverse federal income tax audit of a partnership that the trust invests in could result in the trust being required to pay federal income tax or pay a deficiency dividend (without having received additional cash).

DISTRIBUTIONS.    Trust distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the trust’s distributions into three categories: ordinary income distributions, capital gain dividends and return of capital.

Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the trust may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned units. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. A return of capital, although not initially taxable to you, will result in a reduction in the basis in your units and subsequently result in higher levels of taxable capital gains in the future. In addition, if the non-dividend distribution exceeds your basis in your units, you will have long-term or short-term gain depending upon your holding period. The tax status of your distributions from the trust is not affected by whether you reinvest your distributions in additional units or receive them in cash. The income from the trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the trust may also be subject to a 3.8 percent “medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

DIVIDENDS RECEIVED DEDUCTION.    A corporation that owns units generally will not be entitled to the dividends received deduction with respect to many dividends received from the trust because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on units that are attributable to qualifying dividends received by the trust from certain corporations may be reported by the trust as being eligible for the dividends received deduction.

SALE OR REDEMPTION OF UNITS.    If you sell or redeem units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your units from the amount you receive in the transaction. Your tax basis in your units is generally equal to the cost of your units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase units.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS.    If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the “medicare tax” described above. Some portion of your capital gain dividends may be subject to higher maximum marginal stated federal income tax rates. For example, if some portion of your capital gain dividend is attributable to the trust’s interest in a master limited partnership, that portion may be subject to a maximum marginal stated federal income tax rate of 28%, rather than the rates set forth above. In addition, capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 28% tax rate or the 25% tax rate, will be made based on rules prescribed by the U.S. Treasury.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase units to determine your holding period. However, if you receive a capital gain dividend from the trust and sell your unit at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual unitholder from a regulated investment company such as the trust are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the trust itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. The trust will provide notice to its unitholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

IN KIND DISTRIBUTIONS.    Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of trust securities when you redeem units or when the trust terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

EXCHANGES.    If you elect to have your proceeds from the trust rolled over into a future trust, the exchange would generally be considered a sale for federal income tax purposes.

DEDUCTIBILITY OF TRUST EXPENSES.    Expenses incurred and deducted by the trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

FOREIGN TAX CREDIT.    If the trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes the trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS.    If the trust holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the trust could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its unitholders. The trust will not be able to pass through to its unitholders any credit or deduction for such taxes. The trust may be able to make an election that could ameliorate these adverse tax consequences. In this case, the trust would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the trust might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

FOREIGN INVESTORS.    If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the trust will be characterized as dividends for federal income tax purposes (other than dividends which the trust properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the trust that are properly reported by the trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the trust makes certain elections and certain other conditions are met. Distributions from the trust that are properly reported by the trust as an interest-related dividend attributable to certain interest income received by the trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the trust makes certain elections and certain other conditions are met. In addition, distributions in respect of units may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of units by such persons may be subject to such withholding after December 31, 2018. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your units.

OTHER MATTERS

LEGAL MATTERS.    Chapman and Cutler LLP acts as counsel for the sponsor and the trust. Dorsey & Whitney LLP acts as counsel for the trustee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.    The “Statement of Financial Condition” and the “Portfolio of Investments” in this prospectus are included herein in reliance upon the report of Grant Thornton LLP, independent registered public accounting firm, and upon the authority of that firm as experts in accounting and auditing.

ADDITIONAL INFORMATION.    This prospectus does not contain all the information in the registration statement that the trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the investment risks and certain information about the trust. You can obtain the Information Supplement by contacting the sponsor or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).

NASDAQ INTERNATIONAL DIVIDEND ACHIEVERS INDEX TRUST,
SERIES 9
(SMART TRUST 266)

(A UNIT INVESTMENT TRUST)

PROSPECTUS

DATED: SEPTEMBER 27, 2016

SPONSOR:

2001 Route 46, Waterview Plaza
Parsippany, New Jersey 07054
973-299-8989

TRUSTEE:

THE BANK OF NEW YORK MELLON
2 Hanson Place, 12th Floor
Brooklyn, New York 11217
877-363-3613

This prospectus does not contain all of the information set forth in the registration statement, filed with the Securities and Exchange Commission under the Securities Act of 1933 (file no. 333-212803), and the Investment Company Act of 1940 (file no. 811-21429), and to which reference is made. Information, including the information supplement, may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Copies may be obtained from the Securities and Exchange Commission by:

•	visiting the Securities and Exchange Commission Internet address: http://www.sec.gov
•	electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov
•	writing: Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (after paying a duplicating fee)